Exhibit 10.3

VOTING AGREEMENT

This VOTING AGREEMENT, is made and entered into as of July 30, 2017 (this “Agreement”), by and among the stockholders listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”), and Discovery Communications, Inc., a Delaware corporation (“Parent”).

RECITALS

WHEREAS, as of the date hereof, each Stockholder is the Beneficial Owner of the number of Common Voting Shares set forth opposite such Stockholder’s name on Schedule A hereto (together with such additional Common Voting Shares that become Beneficially Owned by such Stockholder, whether upon the exercise of options, conversion of convertible securities or otherwise, after the date hereof until the Expiration Date, the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Skylight Merger Sub, Inc., an Ohio corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), and Scripps Networks Interactive, Inc., an Ohio corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; and

WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Stockholders enter into this Agreement, and the Stockholders desire to enter into this Agreement to induce Parent to enter into the Merger Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

1. Voting of Shares.

(a) From the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, at every meeting of the Family Shareholders (as defined in the Scripps Family Agreement (the “Family Agreement”)) called with respect to any of the following, and at every adjournment or postponement thereof, each Stockholder shall indicate such Stockholder’s intention to vote all of such Stockholder’s Subject Shares and any Common Voting Shares over which it holds a proxy at the Company Shareholders Meeting as follows (and shall authorize a proxy to vote such Subject Shares accordingly):

(1) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger;

(2) against any Company Acquisition Proposal or any Company Superior Proposal; and

(3) against any amendment of the Company Articles of Incorporation, Company Code of Regulations or other action or agreement of the Company, in each case for which the vote of the Common Voting Shares is required to authorize such action or agreement, that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (ii) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, or (iii) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement; provided that Parent has advised the Stockholder of such asserted effect set forth in clause (i), (ii) or (iii) in writing at least ten (10) Business Days prior to the applicable vote.

(b) From the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, at every meeting of the holders of Shares (other than, for the avoidance of doubt, meetings of Family Shareholders, which shall be subject to Section 1(a) and not this Section 1(b)) and at every adjournment or postponement thereof, each Stockholder shall vote or cause to be voted such Stockholder’s Subject Shares as described in Sections 1(a)(1) through 1(a)(3) above.

2. Transfer of Shares. Each Stockholder agrees that, from and after the date of this Agreement until the receipt of the Company Requisite Vote, such Stockholder will not, directly or indirectly, sell, transfer, distribute, pledge, hypothecate, donate, assign, appoint or otherwise dispose of or encumber (“Transfer”) any of such Stockholder’s Subject Shares, except in accordance with Section 7(a)(i) or 7(a)(ii) of the Family Agreement; provided, that any transferee of Subject Shares must enter into a joinder to this Agreement agreeing to be bound by this Agreement. Any Transfer in violation of this provision shall be void ab initio. The foregoing restrictions on Transfers of Subject Shares shall not prohibit any such Transfers by any Stockholder in connection with the Merger or the transactions contemplated by the Merger Agreement.

3. Acquisition Proposals. No Stockholder shall, nor shall any Stockholder direct any of its Representatives to, directly or indirectly, (i) knowingly solicit, knowingly initiate or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a Company Acquisition Proposal, (ii) knowingly initiate or knowingly enter into any discussions or negotiations regarding, or knowingly furnish to any Person any non-public information concerning the Company or any of its Subsidiaries in connection with, any Company Acquisition Proposal or (iii) make any public statement approving or recommending any proposal or offer that constitutes, or would reasonably be expected to lead to, a Company Acquisition Proposal, and no Stockholder shall, alone or together with any other Person, make a Company Acquisition Proposal.

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4. Additional Covenants.

(a) Further Assurances. From time to time and without additional consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as are reasonably necessary in order to perform his, her or its obligations under this Agreement.

(b) Waiver of Appraisal Rights. Each Stockholder hereby waives, to the full extent of the law, and agrees not to assert any appraisal rights pursuant to section 1701.85 of the OGCL or otherwise in connection with the Merger with respect to any and all Subject Shares Beneficially Owned by the undersigned.

(c) Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the terms “Shares” and “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

(d) Notice of Acquisitions. Each Stockholder hereby agrees to notify Parent in writing as promptly as practicable of the number of any additional Shares or other voting securities of the Company of which the Stockholder acquires Beneficial Ownership on or after the date hereof; provided that any timely filing with the SEC by such Stockholder pursuant to Section 13 or Section 16 of the Exchange Act reporting any such acquisition shall constitute notice with respect to this Section 4(d).

(e) Disclosure. The initial press release with respect to the Merger shall be approved in advance by the Family Council (as defined in the Family Agreement), such approval not to be unreasonably withheld, conditioned or delayed. Thereafter, except to the extent required by applicable Law and the regulations of any national securities exchange or interdealer quotation system, Parent shall not make any public announcement that references any Stockholder or any other Family Shareholder (as defined in the Family Agreement) without the consent of the Family Council (such consent not to be unreasonably withheld, conditioned or delayed); provided, that Parent may, without obtaining such consent, make any public statement that is consistent with public statements previously approved in accordance with this paragraph. Subject to reasonable prior notice and approval (not to be unreasonably withheld, conditioned or delayed) of the Family Council, each Stockholder hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure required by the SEC, including in the Joint Proxy Statement/Prospectus, such Stockholder’s identity and ownership of such Stockholder’s Subject Shares and the nature of such Stockholder’s obligations under this Agreement.

(f) Family Agreement. Each Stockholder shall not amend or waive its rights under the Family Agreement in a manner that would be inconsistent with the obligations set forth in this Agreement.

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5. Representations and Warranties of each Stockholder. Each Stockholder on its own behalf hereby represents and warrants as of the date hereof to Parent, severally and not jointly, with respect to such Stockholder and such Stockholder’s ownership of the Subject Shares, as follows (except in each case as would not reasonably be expected to prevent or materially delay or impair such Stockholder’s ability to perform his, her or its material obligations hereunder):

(a) Authority. Such Stockholder has (i) if such Stockholder is not a natural person, all requisite power and authority, and (ii) if such Stockholder is a natural person, capacity, in each case, to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized (if such Stockholder is not a natural person), executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception. If such Stockholder is a trust, the trustee is duly authorized to execute and deliver this Agreement and consummate the transactions contemplated hereby, and any directions or prior consents which the trustee is required to obtain pursuant to the terms of the governing trust instrument have been obtained. Other than as provided in the Merger Agreement and any filings by such Stockholder with the SEC, the execution, delivery and performance by such Stockholder of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Entity, other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Merger.

(b) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a material breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, other agreement (including the Family Agreement), judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder.

(c) The Subject Shares. Such Stockholder is the Beneficial Owner of, or is a trust or estate that is the Beneficial Owner of and whose beneficiaries are the beneficial owners (not within the meaning of Rule 13d-3 promulgated under the Exchange Act, but rather, pursuant to the common law regarding beneficial interests in trusts) of, and has good and marketable title to, the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto, free and clear of any and all security interests, liens, encumbrances, equities, claims, options or limitations of whatever nature (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares), other than as provided in the Family Agreement. Such Stockholder does not Beneficially Own any Common Voting Shares other than the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to Beneficially Own Subject Shares owned by other Stockholders). Subject to the terms of the Family Agreement, the Stockholders have, or will have at the time of the applicable meeting of holders of Shares, the right to vote or direct the vote of such Subject Shares (it being understood in the case of Stockholders that are trusts, that the

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trustees thereof have the right to cause such Stockholders to take such actions, and if the trustees are acting subject to the direction of another party in the exercise of such voting power, then the direction of such other party has been obtained prior to the execution of this Agreement and such direction shall not be revoked except in compliance with this Agreement). Except for the Family Agreement, none of the Subject Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Subject Shares that would prevent or materially delay a Stockholder’s ability to perform its obligations hereunder. Except for the Family Agreement, (i) there are no agreements or arrangements of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto (other than a Transfer from one Stockholder to another Stockholder) and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Subject Shares.

(d) Reliance by Parent. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(e) Litigation. As of the date hereof, to the knowledge of such Stockholder, there is no action, proceeding or investigation pending or, to the knowledge of the Stockholder, threatened in writing against such Stockholder that questions the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.

6. Representations and Warranties of Parent. Parent represents and warrants to the Stockholders as follows: Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Parent Requisite Vote, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the board of directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement, the Merger Agreement by Parent and, subject to receipt of the Parent Requisite Vote, the consummation of the transactions contemplated hereby and thereby. Parent has duly and validly executed this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

7. Stockholder Capacity. No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the record holder or Beneficial Owner of, or as a trust whose beneficiaries are the beneficial owners (not within the meaning of Rule 13d-3 promulgated under the Exchange Act, but rather, pursuant to the common law regarding beneficial interests in trusts) of, Subject Shares and nothing herein shall limit or affect

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any actions taken (or any failures to act) by a Stockholder in such Stockholder’s capacity as a director or officer of the Company. The taking of any actions (or any failures to act) by a Stockholder (including voting on matters put to such board or any committee thereof, influencing officers, employees, agents, management or the other directors of the Company and taking any action or making any statement at any meeting of such board or any committee thereof) in such Stockholder’s capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto.

8. Certain Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

(b) “Beneficial Ownership” and related terms such as “Beneficially Owned” or “Beneficial Owner” have the meaning given such terms in Rule 13d-3 under the Exchange Act, and the rules and regulations promulgated thereunder, as in effect from time to time.

9. Termination. This Agreement shall automatically terminate without further action upon the earliest to occur (the “Expiration Date”) of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) the written agreement of the Stockholders and Parent to terminate this Agreement, (iv) the occurrence of a Company Change of Recommendation and (v) any amendment, modification, waiver or other change to any provision of the Merger Agreement, as in effect on the date hereof, that reduces the amount or changes the form of consideration payable to any Stockholder. At any time, Parent and any Stockholder may mutually agree in writing to terminate this Agreement with respect to such Stockholder and, if so agreed, such Stockholder shall have no further obligations under this Agreement.

10. Specific Performance. Each Stockholder acknowledges and agrees that (i) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, (ii) Parent is relying on such covenants in connection with entering into the Merger Agreement and (iii) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law and for which monetary damages are not readily ascertainable. Therefore, each Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond), in addition to remedies at law or in damages, as a court of competent jurisdiction may deem necessary or appropriate to restrain such Stockholder from committing any violation of such covenants, obligations or agreements, and shall not oppose the granting of such relief on the basis that Parent has an adequate remedy at law or in damages.

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11. Governing Law and Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

(b) Each of the parties hereby irrevocably submits exclusively to the jurisdiction of the Chancery Courts of the State of Delaware and the federal courts of the United States of America, in each case, located in New Castle County in the State of Delaware and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and each of the parties hereto irrevocably agrees that all claims relating to such action, suit or proceeding shall be heard and determined in such a state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 16 or in such other manner as may be permitted by Law, shall be valid and sufficient service thereof.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12. Modification or Amendment. This Agreement may only be amended, modified or supplemented only in writing by the parties hereto, or as between Parent and any Stockholder by an instrument in writing signed by Parent and such Stockholder.

13. Waivers. Any provision of this Agreement may be waived if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege

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hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

14. Assignment. This Agreement shall not be assignable by operation of Law or otherwise. Any assignment in contravention of the preceding sentence shall be null and void.

15. No Third-Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties any rights or remedies.

16. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally or sent via facsimile or e-mail or (ii) on the first Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice); provided that should any such delivery be made by facsimile or e-mail, the sender shall also send a copy of the information so delivered on or before the next Business Day by a nationally recognized overnight courier:

(A)	if to Parent to:

Discovery Communications, Inc. 850 Third Avenue
New York, NY 10022
Attention:	Bruce Campbell
Fax:	(212) 548-5848
Email:	bruce_campbell@discovery.com

with copies (which shall not constitute notice) to:

Discovery Communications, Inc. 1 Discovery Place
Silver Spring, MD 20910
Attention:	Savalle Sims, Executive Vice President and General Counsel
Email:	savalle_sims@discovery.com

and

Debevoise & Plimpton LLP 919 Third Avenue
New York, NY 10022
Facsimile:	(212) 521-7823
Attention:	Jonathan E. Levitsky
Email:	jelevitsky@debevoise.com

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(B)	if to any Stockholder to:

c/o Miramar Services, Inc. 250 Grandview Drive, Ste 400
Ft. Mitchell, KY 41017-5634
Attention:	Tim King
Tracy Ward
Email:	tim.king@msiky.com
tracy.ward@msiky.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP 601 Lexington Avenue
New York, NY 10022
Attention:	Peter Martelli, P.C.
Michael P. Brueck
Fax:	212-446-4900
Email:	peter.martelli@kirkland.com
michael.brueck@kirkland.com

17. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) the parties shall negotiate in good faith to modify this Agreement to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such modification, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

18. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto.

19. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

20. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF) or by other electronic means), each such counterpart

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being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

21. No Ownership Interests. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the applicable Stockholder. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable Law.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DISCOVERY COMMUNICATIONS, INC.

By:	/s/ David Zaslav
Name: David Zaslav
Title: President and Chief Executive Officer

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Anne M. La Dow Trust under Agreement dated October 27, 2011

/s/ Anne La Dow
By: Anne La Dow, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Austin Scripps Heidt
Austin Scripps Heidt

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Douglas A. Evans, created under agreement dated December 27, 1984

/s/ Barbara Scripps Evans
By: Barbara Scripps Evans (n/k/a Victoria Scripps Evans), as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Douglas A. Evans 1983 Trust, dated December 30, 1983

/s/ Barbara Scripps Evans
BY: Barbara Scripps Evans (n/k/a Victoria Scripps Evans), as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Barbara Scripps Evans, created under agreement dated February 10, 1977

/s/ Peter R. La Dow
By: Peter R. La Dow, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Barbara Scripps Evans, created under agreement dated February 10, 1977

/s/ Paul K. Scripps
By: Paul K. Scripps, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Paul K. Scripps, created under agreement dated February 10, 1977

/s/ Peter R. La Dow
By: Peter R. La Dow, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Paul K. Scripps, created under agreement dated February 10, 1977

/s/ Paul K. Scripps
By: Paul K. Scripps, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Peter M. Scripps, created under agreement dated February 10, 1977

/s/ Peter R. La Dow
By: Peter R. La Dow, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Peter M. Scripps, created under agreement dated February 10, 1977

/s/ Paul K. Scripps
By: Paul K. Scripps, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust Exempt Trust, created under agreement dated February 10, 1977

/s/ Peter R. La Dow
By: Peter R. La Dow, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust Exempt Trust, created under agreement dated February 10, 1977

/s/ Paul K. Scripps
By: Paul K. Scripps, as co-trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Careen Cardin
Careen Cardin

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Charles E. Scripps, Jr. Revocable Trust, dated July 24, 2013

/s/ Charles E. Scripps, Jr.
BY: Charles E. Scripps, Jr., as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The Charles K. McCabe Revocable Trust, dated March 1, 2000

/s/ Charles K. McCabe
BY: Charles K. McCabe, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Charles L. Barmonde
Charles L. Barmonde

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cody V. Dubuc Trust, dated March 1, 2016

/s/ Cody V. Dubuc
BY: Cody V. Dubuc, as Co-Trustee

/s/ Molly E. Ezen
BY: Molly E. Ezen, as Co-Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Crystal Vasquez Lozano
Crystal Vasquez Lozano

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Cynthia S. Leising Trust, dated June 18, 1998

/s/ Cynthia J. Scripps
BY: Cynthia J. Scripps, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Douglas A. Evans
Douglas A. Evans

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Eaton M. Scripps Trust, dated October 12, 2000

/s/ Eaton M. Scripps
BY: Eaton M. Scripps, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Edward W. Scripps, Jr. Living Trust, dated March 15, 2016

/s/ Edward W. Scripps, Jr.
BY: Edward W. Scripps, Jr., as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Eli W. Scripps Living Trust, dated May 18, 2016

/s/ Eli W. Scripps
BY: Eli W. Scripps, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Elizabeth A. Logan Revocable Trust, dated March 8, 2007

/s/ Elizabeth A. Logan
BY: Elizabeth A. Logan, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Eva Scripps Attal
Eva Scripps Attal (a/k/a Eve Scripps Attal)

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GJS 2017 Revocable Trust, dated February 13, 2017

/s/ Gerald J. Scripps
BY: Gerald J. Scripps, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

J. Sebastian Scripps 2016 Amended and Restated Revocable Trust, dated 2/3/2016 (f/k/a J. Sebastian Scripps 2008 Revocable Trust, dated December 12, 2008)

/s/ J. Sebastian Scripps
BY: J. Sebastian Scripps, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ James Bryce Vasquez
James Bryce Vasquez

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Jenny Sue Scripps Mitchell
Jenny Sue Scripps Mitchell

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Jessica L. Scripps
Jessica L. Scripps (n/k/a Jessica L. Hoerster)

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Jimmy R. Scripps Trust, dated October 5, 1992

/s/ Jimmy R. Scripps
BY: Jimmy R. Scripps, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ John Patrick Scripps
John Patrick Scripps

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Jonathan L. Scripps
Jonathan L. Scripps

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Julia S. Heidt Trust, as most recently restated on May 17, 2017

/s/ Julia S. Heidt
BY: Julia S. Heidt, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Margaret Scripps Klenzing Trust, dated October 5, 1992

BY: Margaret Scripps Klenzing, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Marilyn Joy Scripps Revocable Trust (f/k/a/ Marilyn S. Wade Revocable Trust), dated January 13, 2001

/s/ Marilyn J. Scripps
BY: Marilyn J. Scripps, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Mary Ann S. Sanchez Trust, dated October 6, 1992

/s/ Mary Ann S. Sanchez
BY: Mary Ann S. Sanchez, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Mary M. Peirce Living Trust, dated October 8, 1999

/s/ Mary M. Peirce
BY: Mary M. Peirce, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The Megan S. Tagliaferri Separate Property Trust, dated October 14, 2008

/s/ Megan S. Tagliaferri
BY: Megan Scripps Tagliaferri, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Molly E. McCabe Trust, dated July 9, 2008

/s/ Molly E. McCabe
BY: Molly E. McCabe, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Monica O. Holcomb
Monica O. Holcomb

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Nackey E. Scagliotti Trust, dated January 4, 1995

/s/ Nackey E. Scagliotti
BY: Nackey E. Scagliotti, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Scagliotti 2015 Two Year Grantor Retained Annuity Trust under Short Form Trust Instrument dated August 31, 2015

/s/ Nackey E. Scagliotti
BY: Nackey E. Scagliotti, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

John P. Scripps Trust f/b/o Ellen McRae Scripps, created under agreement dated December 27, 1984

/s/ Paul K. Scripps
BY: Paul K. Scripps, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Peggy Evans
Peggy Evans

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ R. Michael Scagliotti
R. Michael Scagliotti

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Raymundo H. Granado, Jr.
Raymundo H. Granado, Jr.

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Rebecca S. Brickner Trust, dated October 6, 1992

/s/ Rebecca S. Brickner
BY: Rebecca S. Brickner, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Wendy E. Scripps Revocable Trust, dated January 11, 2012

/s/ Richard E. Feldman
BY: Richard E. Feldman, as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Robert Samuel Heidt III
Robert Samuel Heidt III

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Samantha J. Brickner
Samantha J. Brickner

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Samuel J. Logan
Samuel J. Logan

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Savannah M. Brickner
Savannah M. Brickner

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Shannon L. Scripps Howard
Shannon L. Scripps Howard

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Vanessa L. Sanchez
Vanessa L. Sanchez

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Veronica E. Sanchez
Veronica E. Sanchez

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Thomas S. Evans Irrevocable Trust, created under agreement dated November 14, 2012

/s/ Victoria Scripps Evans
BY: Victoria Scripps Evans (f/k/a Barbara Scripps Evans), as trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Estate of Robert P. Scripps, Jr., Deceased

/s/ Virginia S. Vasquez
BY: Virginia S. Vasquez, as co-executor

/s/ Rebecca Scripps Brickner
BY: Rebecca Scripps Brickner, as co-executor

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Virginia S. Vasquez Trust, dated October 6, 1992

/s/ Virginia S. Vasquez
BY: Virginia S. Vasquez, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Wesley W. Scripps
Wesley W. Scripps

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

William A. Scripps Trust, dated October 8, 1992

/s/ William A. Scripps
BY: William A. Scripps, as Trustee

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Scripps Family 1992 Revocable Trust, dated June 9, 1992

/s/ William H. Scripps
BY: William H. Scripps, as co-trustee

/s/ Kathy Scripps
BY: Kathy Scripps, as co-trustee

[Signature Page to Voting Agreement]

SCHEDULE A

Name of Stockholder	Number of Common Voting Shares
Anne La Dow, as trustee of the Anne M. La Dow Trust under Agreement dated October 27, 2011	160,361
Austin Scripps Heidt	1
Barbara Scripps Evans (n/k/a Victoria Scripps Evans), as trustee of the John P. Scripps Trust f/b/o Douglas A. Evans, created under agreement dated December 27, 1984	33,780
Barbara Scripps Evans (n/k/a Victoria Scripps Evans), as trustee of the Douglas A. Evans 1983 Trust, dated December 30, 1983	17,320
Barbara Scripps Evans (n/k/a Victoria Scripps Evans), Peter R. La Dow, and Paul K. Scripps, as co-trustees of the John P. Scripps Trust f/b/o Barbara Scripps Evans, created under agreement dated February 10, 1977	349,018
Barbara Scripps Evans (n/k/a Victoria Scripps Evans), Peter R. La Dow, and Paul K. Scripps, as co-trustees of the John P. Scripps Trust f/b/o Paul K. Scripps, created under agreement dated February 10, 1977	349,018
Barbara Scripps Evans (n/k/a Victoria Scripps Evans), Peter R. La Dow, and Paul K. Scripps, as co-trustees of the John P. Scripps Trust f/b/o Peter M. Scripps, created under agreement dated February 10, 1977	349,018
Barbara Scripps Evans (n/k/a Victoria Scripps Evans), Peter R. La Dow, and Paul K. Scripps, as co-trustees of the John P. Scripps Trust Exempt Trust, created under agreement dated February 10, 1977	49,382
Careen Cardin	6,000
Charles E. Scripps, Jr., as trustee of the Charles E. Scripps, Jr. Revocable Trust, dated July 24, 2013	1,603,999
Charles K. McCabe, as trustee of The Charles K. McCabe Revocable Trust dated March 1, 2000	2,269,000
Charles L. Barmonde	1,000
Cody V. Dubuc Trust, dated March 1, 2016	7,000
Crystal Vasquez Lozano	100
Cynthia J. Scripps, as trustee of the Cynthia S. Leising Trust, dated June 18, 1998	802,000
Douglas A. Evans	10,228
Eaton M. Scripps, as trustee of the Eaton M. Scripps Trust, dated October 12, 2000	2,283,289
Edward W. Scripps, Jr., as trustee of the Edward W. Scripps, Jr. Living Trust, dated March 15, 2016	1,713,191
Eli W. Scripps, as Trustee of the Eli W. Scripps Living Trust, dated May 18, 2016	267,333
Elizabeth A. Logan Revocable Trust, dated March 8, 2007	36,998
Eva Scripps Attal (a/k/a Eve Scripps Attal)	823,143
Gerald J. Scripps, as Trustee of the GJS 2017 Revocable Trust, dated February 13, 2017	280,000
J. Sebastian Scripps as trustee of the J. Sebastian Scripps 2016 Amended and Restated Revocable Trust dated 2/3/2016 (f/k/a J. Sebastian Scripps 2008 Revocable Trust dated December 12, 2008)	1,603,998
James Bryce Vasquez	100
Jenny Sue Scripps Mitchell	1
Jessica L. Scripps (n/k/a Jessica L. Hoerster)	1
Jimmy R. Scripps, as Trustee of the Jimmy R. Scripps Trust dated October 5, 1992	1,603,998
John Patrick Scripps	1
Jonathan L. Scripps	267,333

Name of Stockholder	Number of Common Voting Shares
Julia S. Heidt, as trustee of the Julia S. Heidt Trust, as most recently restated on May 17, 2017	801,997
Margaret Scripps Klenzing, as Trustee of the Margaret Scripps Klenzing Trust, dated October 5, 1992	801,996
Marilyn J. Scripps, as trustee of the Marilyn Joy Scripps Revocable Trust (f/k/a Marilyn S. Wade Revocable Trust), under agreement dated January 13, 2001	802,000
Mary Ann S. Sanchez, as Trustee of the Mary Ann S. Sanchez Trust dated October 6, 1992	801,800
Mary M. Peirce, as trustee of the Mary M. Peirce Living Trust, dated October 8, 1999	800,000
Megan Scripps Tagliaferri, as Trustee of The Megan S. Tagliaferri Separate Property Trust, dated October 14, 2008	802,000
Molly E. McCabe, as Trustee of the Molly E. McCabe Trust, dated July 9, 2008	402,000
Monica O. Holcomb	150
Nackey E. Scagliotti, as trustee of the Nackey E. Scagliotti Trust, dated January 4, 1995	503,043
Nackey E. Scagliotti, as trustee of the Scagliotti 2015 Two Year Grantor Retained Annuity Trust under Short Form Trust Instrument dated August 31, 2015	186,844
Paul K. Scripps, as trustee of the John P. Scripps Trust f/b/o Ellen McRae Scripps, created under agreement dated December 27, 1984	33,780
Peggy Evans	2
R. Michael Scagliotti	12,063
Raymundo H. Granado, Jr.	100
Rebecca S. Brickner, as Trustee of the Rebecca S. Brickner Trust, dated October 6, 1992	801,850
Richard E. Feldman, as trustee of the Wendy E. Scripps Revocable Trust, dated January 11, 2012	802,000
Robert Samuel Heidt III	1
Samantha J. Brickner	50
Samuel J. Logan	1
Savannah M. Brickner	50
Shannon L. Scripps Howard	10
Vanessa L. Sanchez	100
Veronica E. Sanchez	100
Victoria Scripps Evans (f/k/a Barbara Scripps Evans), as trustee of the Thomas S. Evans Irrevocable Trust, created under agreement dated November 14, 2012	61,368
Virginia S. Vasquez and Rebecca Scripps Brickner, as co-executors of the Estate of Robert P. Scripps, Jr.	1,604,000
Virginia S. Vasquez, as Trustee of the Virginia S. Vasquez Trust, dated October 6, 1992	801,650
Wesley W. Scripps	100
William A. Scripps, as Trustee of the William A. Scripps Trust, dated October 8, 1992	1,603,800
William H. Scripps and Kathy Scripps, as co-trustees of the Scripps Family 1992 Revocable Trust, dated June 9, 1992	1,604,000